SUMMARY PROSPECTUS

Lord Abbett Bond Debenture Fund

MAY 1, 2018

CLASS/TICKER
CLASS A	LBNDX	CLASS I	LBNYX	CLASS R5	LBNTX
CLASS B	LBNBX	CLASS P	LBNPX	CLASS R6	LBNVX
CLASS C	BDLAX	CLASS R2	LBNQX	CLASS T	ALPTX
CLASS F	LBDFX	CLASS R3	LBNRX
CLASS F3	LBNOX	CLASS R4	LBNSX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated May 1, 2018, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 49 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	B	C	F, F3, I, P, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	5.00%	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	F3	I	P

Management Fees	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.82%(4)	0.10%	None	None	0.45%

Other Expenses	0.16%	0.16%	0.16%	0.16%	0.08%	0.16%	0.16%

Total Annual Fund Operating Expenses	0.80%	1.60%	1.42%	0.70%	0.52%	0.60%	1.05%(5)

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	0.16%	0.16%	0.16%	0.16%	0.08%	0.16%

Total Annual Fund Operating Expenses	1.20%	1.10%	0.85%	0.60%	0.52%	0.85%(5)

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent-deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SUMMARY – BOND DEBENTURE FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$305	$475	$659	$1,193	$305	$475	$659	$1,193

Class B Shares	$663	$805	$1,071	$1,686	$163	$505	$871	$1,686

Class C Shares	$245	$449	$776	$1,702	$145	$449	$776	$1,702

Class F Shares	$72	$224	$390	$871	$72	$224	$390	$871

Class F3 Shares	$53	$167	$291	$653	$53	$167	$291	$653

Class I Shares	$61	$192	$335	$750	$61	$192	$335	$750

Class P Shares	$107	$334	$579	$1,283	$107	$334	$579	$1,283

Class R2 Shares	$122	$381	$660	$1,455	$122	$381	$660	$1,455

Class R3 Shares	$112	$350	$606	$1,340	$112	$350	$606	$1,340

Class R4 Shares	$87	$271	$471	$1,049	$87	$271	$471	$1,049

Class R5 Shares	$61	$192	$335	$750	$61	$192	$335	$750

Class R6 Shares	$53	$167	$291	$653	$53	$167	$291	$653

Class T Shares	$335	$514	$710	$1,273	$335	$514	$710	$1,273

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds, debentures and other fixed income securities. The Fund may invest a substantial portion of its net assets in high-yield securities (commonly referred to as “below investment grade” or “junk” bonds). High-yield securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or that are unrated but determined by Lord, Abbett & Co. LLC (“Lord Abbett”) to be of comparable quality. Although the Fund is diversified across many industries and sectors, its assets may, from time to time, be overweighted or underweighted to certain industries and sectors relative to its benchmark index. Under normal conditions, the Fund has an average effective portfolio maturity of five to twelve years.

The Fund’s investments primarily consist of the following types of securities and other financial instruments:

•	U.S. high-yield securities;

•	U.S. investment grade fixed income securities;

SUMMARY – BOND DEBENTURE FUND

•	convertible securities;

•	foreign (including emerging market) securities;

•	mortgage-related and other asset-backed securities;

•	senior loans, including bridge loans, novations, assignments, and participations; and

•	equity securities.

Under normal conditions, the Fund allocates its assets principally among fixed income securities in the following four asset categories: U.S. high-yield securities; U.S. investment grade fixed income securities; convertible securities; and foreign (including emerging market) securities. However, the Fund may invest substantially all of its assets in any one of these categories at any time, provided that (i) at least 20% of the Fund’s net assets are invested in any combination of investment grade debt securities, U.S. Government securities, and cash equivalents, and (ii) the Fund’s investments in foreign securities, which are securities of non-U.S. issuers that are denominated in non-U.S. currencies, do not exceed 20% of its net assets.

The Fund may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, and similar instruments. The Fund may invest up to 15% of its net assets in floating or adjustable rate senior loans, including bridge loans, novations, assignments, and participations.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team selects securities using a bottom-up analysis of an issuer’s management quality, credit risk, and relative market position, and industry dynamics, as well as an evaluation of conditions within the broader economy. The Fund attempts to reduce risk through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, has reached its valuation target, for duration management purposes, or portfolio management identifies more compelling

SUMMARY – BOND DEBENTURE FUND

investment opportunities, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

SUMMARY – BOND DEBENTURE FUND

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

SUMMARY – BOND DEBENTURE FUND

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be

SUMMARY – BOND DEBENTURE FUND

volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade by an independent rating agency or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-

SUMMARY – BOND DEBENTURE FUND

yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could

SUMMARY – BOND DEBENTURE FUND

suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F3 or T shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +12.76%	Worst Quarter 4th Q ’08 -12.29%

SUMMARY – BOND DEBENTURE FUND

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	6.79%	5.82%	6.65%	–

After Taxes on Distributions	4.59%	3.39%	4.22%	–

After Taxes on Distributions and Sale of Fund Shares	3.83%	3.41%	4.13%	–

Class B Shares	3.32%	5.18%	6.32%	–

Class C Shares	7.52%	5.64%	6.20%	–

Class F Shares	9.32%	6.45%	7.09%	–

Class I Shares	9.44%	6.57%	7.19%	–

Class P Shares	9.18%	6.31%	6.85%	–

Class R2 Shares	8.78%	5.93%	6.56%	–

Class R3 Shares	8.90%	6.05%	6.68%	–

Class R4 Shares	9.16%	–	–	6.45%	6/30/2015

Class R5 Shares	9.46%	–	–	6.73%	6/30/2015

Class R6 Shares	9.54%	–	–	6.81%	6/30/2015

Index

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.54%	2.10%	4.01%	2.73%	6/30/2015

ICE BofAML U.S. High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	7.48%	5.81%	7.96%	6.66%	6/30/2015

SUMMARY – BOND DEBENTURE FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Steven F. Rocco, Partner and Director of Taxable Fixed Income	2014

Robert A. Lee, Partner and Chief Investment Officer	2013

Andrew H. O’Brien, Partner and Portfolio Manager	2014

Kewjin Yuoh, Partner and Portfolio Manager	2014

Robert S. Clark, Portfolio Manager	2015

Christopher J. Gizzo, Portfolio Manager	2013

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

SUMMARY – BOND DEBENTURE FUND

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, P, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, unless you are a tax-exempt investor or investing through a tax-advantaged arrangement such as a 401(k) plan or an IRA. Any withdrawals from such a tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – BOND DEBENTURE FUND

NOTES:

Investment Company Act File Number: 811-02145

00201394 LABD-7SUM (5/18)